UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 30, 2019
Civeo Corporation
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	1-36246	98-1253716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Three Allen Center 333 Clay Street, Suite 4980 Houston, Texas 77002 (Address of Principal Executive Offices) (Zip Code)
(713) 510-2400
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.
On September 30, 2019, Civeo Corporation (“Civeo”) entered into a Second Amendment (the “Credit Agreement Amendment”) to its Amended and Restated Syndicated Facility Agreement, dated April 2, 2018 (the “Credit Agreement”), among Civeo and certain of its subsidiaries, as borrowers, the guarantors party thereto, the lenders named therein, Royal Bank of Canada, as Administrative Agent, and the other agents party thereto. Pursuant to the Credit Agreement Amendment, the Credit Agreement has been amended to, among other things:

•
Make certain changes to the maximum total leverage ratio financial covenant, including a change in the permitted level of the total leverage ratio to a range of 3.75x to 4.25x (as specified in the Credit Agreement Amendment) for each fiscal quarter beginning with the fiscal quarter ending September 30, 2019 through the fiscal quarter ending September 30, 2020; provided, that upon consummation of a Qualified Offering (as defined in the Credit Agreement), the permitted total leverage ratio changes to 4.00x (as specified in the Credit Agreement Amendment).

•	Extend the Maturity Date of the Commitments and Loans of certain Lenders to November 30, 2021. Two Lenders are not extending the Maturity Date of their Commitments and Loans.

•	Increase the aggregate amount of the Canadian Revolving Commitments (as defined in the Credit Agreement) to C$183,500,000.

The description of the Credit Agreement Amendment set forth herein is summary in nature and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1. The Credit Agreement is more fully described in Civeo’s annual report on Form 10-K for the year ended December 31, 2018 and its most recent quarterly report on Form 10-Q.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d)           Exhibits.

Exhibit Number	Description of Document

10.1
Second Amendment to Amended and Restated Syndicated Facility Agreement, dated as of September 30, 2019, among Civeo Corporation and certain of its subsidiaries, as borrowers, the guarantors party thereto, the lenders named therein, Royal Bank of Canada, as Administrative Agent, and the other agents party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civeo Corporation

Date: October 2, 2019	By:	/s/ Frank C. Steininger
Frank C. Steininger
Executive Vice President, Chief Financial Officer & Treasurer